STOCKHOLDER'S AGREEMENT

     This Stockholder's Agreement (the "AGREEMENT") is made and entered into as of July 13, 2001, between PerkinElmer, Inc., a Massachusetts corporation ("PERKINELMER"), and the undersigned stockholder (the "STOCKHOLDER") of Packard BioScience Company, a Delaware corporation ("PACKARD").

                                    RECITALS

     A. Concurrently with the execution of this Agreement, PerkinElmer, Packard and Pablo Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of PerkinElmer ("ACQUISITION SUB"), have entered into an Agreement and Plan of Merger (the "MERGER AGREEMENT") that provides for the merger (the "MERGER") of Acquisition Sub with and into Packard. Pursuant to the Merger, shares of capital stock of Packard will be converted into the right to receive shares of common stock, $1.00 par value per share, of PerkinElmer ("PERKINELMER COMMON STOCK").

     B. The Stockholder is party to a Stockholders' Agreement, dated as of March 4, 1997, among Packard, the Stockholder and certain other stockholders of Packard, as amended on June 2, 1997, January 23, 1998 and March 31, 1998 (the "1997 AGREEMENT"), pursuant to which, among other things, certain of the existing stockholders of Packard have agreed to vote their shares of Packard as directed by the Stockholder.

     C. Attached hereto as Schedule A is a list of the shares of outstanding common stock, $0.002 par value per share, of Packard that the Stockholder (i) owns beneficially and of record and has the sole power to vote (the "OWNED SHARES") and (ii) has, pursuant to the 1997 Agreement, the contractual power to direct the vote (the "1997 AGREEMENT SHARES"), in each case, with respect to the matters specified in Section 1.3 of this Agreement. The Owned Shares and the 1997 Agreement Shares are sometimes collectively referred to herein as the "SHARES". For purposes of this Agreement, "beneficial ownership" shall have the meaning given to such term in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT").

     D. PerkinElmer desires the Stockholder to agree, and the Stockholder is willing to agree, to (i) restrictions as to the transfer of the Shares and (ii) the voting of the Shares, in each case, as set forth herein.

     E. PerkinElmer and the Stockholder also desire to provide for certain arrangements with respect to, among other things, (i) the nomination to PerkinElmer's Board of Directors (the "PERKINELMER BOARD") effective as of the Effective Time (as defined in the Merger Agreement) of a person designated by the Stockholder and (ii) the registration of shares of PerkinElmer Common Stock to be issued to the Stockholder in the Merger (and any securities issued or issuable in respect thereof by way of a dividend or stock split or in connection with a combination of shares or recapitalization) (the "MERGER SHARES") under the Securities Act of 1933, as amended (the "SECURITIES ACT").

     NOW, THEREFORE, intending to be legally bound, the parties agree as follows:

     1.   AGREEMENT TO RETAIN AND VOTE SHARES.

          1.1 TRANSFER AND ENCUMBRANCE. The Stockholder agrees not to transfer (except as may be specifically required by court order), sell, exchange, pledge, consent to the transfer or otherwise dispose of or encumber ("DISPOSE") any of the Shares or any New Shares (as defined in Section 1.2 below), or to make any offer or agreement relating thereto, at any time prior to the Expiration Date. As used herein, the term "EXPIRATION DATE" shall mean the earliest to occur of:
(i) the Effective Time (provided that if the Stockholder is a signatory to an Affiliate Agreement (as defined in the Merger Agreement) of Packard, nothing contained herein shall release the Stockholder from any of its obligations set forth under such Affiliate Agreement), (ii) such date and time as the Board of Directors of Packard withdraws or knowingly modifies in a material adverse manner its recommendation of the Merger in accordance with Section 6.1(b)(i) of the Merger Agreement and (iii) the termination of the Merger Agreement in accordance with its terms.

          1.2 ADDITIONAL PURCHASES. The Stockholder agrees that any shares of capital stock of Packard that the Stockholder purchases or with respect to which the Stockholder otherwise acquires the power to direct the vote on the matters specified in Section 1.3 of this Agreement after the execution of this Agreement and prior to the Expiration Date (the "NEW SHARES") shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Shares.

          1.3 AGREEMENT TO VOTE SHARES. From the date hereof until the Expiration Date, at every meeting of the stockholders of Packard called with respect to the Merger Agreement and/or the Merger, and at every adjournment or postponement thereof, and on every action or approval by written consent of the stockholders of Packard with respect to the Merger Agreement and/or the Merger, the Stockholder shall (i) (x) vote the Owned Shares and (y) vote or direct the voting of the 1997 Agreement Shares and any New Shares in favor of (A) the adoption of the Merger Agreement and (B) any matter that could reasonably be expected to facilitate the Merger ("OTHER MATTERS") and (ii) use its reasonable best efforts, including seeking specific performance, to ensure that such 1997 Agreement Shares are voted as so directed. The Stockholder agrees not to take any actions contrary to the Stockholder's obligations under this Agreement.

          1.4 IRREVOCABLE PROXY. Concurrently with the execution of this Agreement, the Stockholder agrees to deliver to PerkinElmer a proxy in the form attached hereto as EXHIBIT A (the "PROXY"), which shall be coupled with an interest and irrevocable, with the total number of Owned Shares set forth therein.

          1.5 REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE STOCKHOLDER. The Stockholder hereby represents, warrants and covenants to PerkinElmer as follows:

               (a) OWNERSHIP OF SHARES; POWER TO VOTE; AUTHORITY. The Stockholder (i) is the beneficial and record owner of the Owned Shares, which at the date hereof and at all times up until the Expiration Date will be free and clear of any liens, claims, options, charges or other encumbrances; (ii) has the sole power to direct the voting of the 1997 Agreement Shares pursuant to the 1997 Agreement on the matters specified in Section 1.3 of this Agreement; (iii) except as provided in the 1997 Agreement as to certain Other Matters, does not have the power to vote or direct the voting on the matters specified in Section
1.3 of this Agreement, with respect to any shares of capital stock of Packard other than the Owned Shares and the 1997 Agreement Shares; and (iv) has full power and authority to make, enter into and carry out the terms of this Agreement and the Proxy.

               (b) NO CONFLICTS OR CONSENTS. The execution and delivery of this Agreement and the Proxy by the Stockholder do not, and the performance by the Stockholder of its obligations under this Agreement and the Proxy will not: (i) conflict with or violate, in any material respect, any material law, rule, regulation, order, decree or judgment applicable to the Stockholder or by which its properties are bound or affected, (ii) result in or constitute a material breach or default, or give any person or entity rights of termination or acceleration under, any material agreement by which the Stockholder is bound or (iii) result in the creation of any material encumbrance or restriction in any of the Owned Shares.

               (c) TRANSFER OF VOTING RIGHTS. The Stockholder agrees that, from the date hereof until the Expiration Date, the Stockholder shall (A) ensure that none of the Owned Shares and (B) use its commercially reasonable best efforts to ensure that none of the 1997 Agreement Shares or New Shares: (i) are deposited into a voting trust and (ii) no proxy is granted, other than a proxy to PerkinElmer, and no voting agreement or similar agreement is entered into, with respect to such shares.

               (d) NO PROXY SOLICITATIONS. From the date hereof until the Expiration Date, the Stockholder, in its capacity as a stockholder of Packard, will not, and will not permit any individual or entity under the Stockholder's control to: (i) solicit proxies from Packard's stockholders with respect to (A) an approval of any proposal made in opposition to or competition with consummation of the Merger, (B) the adoption of any merger agreement or approval of any merger, consolidation, sale of assets, reorganization or recapitalization with any party other than with PerkinElmer and PerkinElmer's Affiliates (as defined in the Merger Agreement) or (C) any liquidation or winding up of Packard (each of the foregoing is hereinafter referred to as an "OPPOSING PROPOSAL");
(ii) encourage or assist any party in taking or planning any action that would compete with, prevent or otherwise materially interfere with the timely consummation of the Merger in accordance with the terms of the Merger Agreement;
(iii) initiate a stockholders' vote or action by consent of Packard stockholders with respect to an Opposing Proposal; or (iv) become a member of a "group" (as such term is used in Section 13(d) of the Exchange Act) with respect to any voting securities of Packard with respect to an Opposing Proposal.

               (e) ADDITIONAL DOCUMENTS. The Stockholder hereby covenants and agrees to execute and deliver any additional documents necessary or appropriate, in the reasonable opinion of PerkinElmer, to carry out the intent of this
Section 1.

          1.6 CONSENT AND WAIVER. The Stockholder hereby gives any consents or waivers that are reasonably required for the consummation of the Merger under the terms of any agreements to which the Stockholder is a party as a stockholder or pursuant to any rights the Stockholder may have as a stockholder.

          1.7 FIDUCIARY DUTY AS DIRECTOR OF PACKARD. The parties hereto acknowledge and agree that the Stockholder's obligations under this Section 1 are solely in its capacity as a stockholder of Packard, and that none of the provisions in this Section 1 shall be deemed to restrict or limit any fiduciary duty that the Stockholder or any of its Affiliates may have as a member of the Board of Directors of Packard; PROVIDED that no such duty shall excuse the Stockholder from its obligations as a stockholder of Packard to vote or to direct the vote of the Shares or any New Shares as herein provided and to otherwise comply with the terms and conditions of this Agreement.

          1.8 TERMINATION. Section 1 of this Agreement and the Proxy delivered in connection herewith shall terminate and shall have no further force or effect as of the Expiration Date.

     2.   NOMINATION OF STOCKHOLDER DESIGNEE TO THE PERKINELMER BOARD.

          2.1 Prior to or at the Effective Time, the Stockholder shall have the right to designate one person (the "STOCKHOLDER DESIGNEE") for nomination to the PerkinElmer Board effective as of the Effective Time and at each annual meeting of stockholders of PerkinElmer, as the case may be, at which directors are to be elected. With respect to each such annual meeting, the Stockholder shall make such designation by delivering written notice (the "DESIGNATION NOTICE") of the identity of such person within 10 days of receipt of a written request from PerkinElmer soliciting such designation (which request shall be sent not earlier than 90 days prior to such annual meeting). The PerkinElmer Board shall, subject to its fiduciary duties under applicable law, cause such Stockholder Designee to be nominated and recommended for election to the PerkinElmer Board at such annual meeting of stockholders of PerkinElmer. The initial Stockholder Designee to serve on the PerkinElmer Board effective as of the Effective Time of the Merger shall be Alexis P. Michas.

          2.2 The rights granted to the Stockholder and the obligations of PerkinElmer pursuant to this Section 2 shall terminate on the date on which the Stockholder ceases, following the Effective Time, to beneficially own 5% or more of the outstanding shares of PerkinElmer Common Stock.

     3. REGISTRATION RIGHTS. The Stockholder shall be entitled to the registration rights set forth in this Section 3 with respect to the Merger Shares.

          3.1   REQUIRED REGISTRATION.

               (a) As promptly as reasonably practicable (but not later than 30 days) following the Effective Time, PerkinElmer shall file with the SEC a "shelf" registration statement on Form S-3 (or such successor or other appropriate form) covering the resale to the public by the Stockholder of the Merger Shares pursuant to Rule 415 under the Securities Act (the "STOCKHOLDER REGISTRATION STATEMENT"). PerkinElmer shall use its reasonable best efforts to cause the Stockholder Registration Statement to be declared effective by the SEC as soon as practicable. PerkinElmer shall cause the Stockholder Registration Statement to remain effective until the earlier to occur of: (i) the date on which all of the Merger Shares covered by the Stockholder Registration Statement have been sold pursuant thereto and (ii) the date on which PerkinElmer's obligations under this Section 3 shall terminate in accordance with the provisions of Section 3.6 hereof.

               (b) PerkinElmer will use its reasonable best efforts to qualify all Merger Shares under any applicable state securities laws; PROVIDED, HOWEVER, that PerkinElmer shall not be required to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction.

               (c) From time to time, PerkinElmer will amend or supplement the Stockholder Registration Statement and any prospectus contained therein to the extent necessary to comply with the Securities Act and any applicable state securities laws. PerkinElmer will also promptly provide the Stockholder with as many copies of the prospectus contained in the Stockholder Registration Statement as the Stockholder may reasonably request.

               (d) PerkinElmer shall be entitled to: (i) postpone the filing or effectiveness of the Stockholder Registration Statement or (ii) if effective, elect that the Stockholder Registration Statement not be usable and require the Stockholder to suspend sales or purchases pursuant to any prospectus contained therein, for a reasonable period of time, but not in excess of 90 days in the aggregate as to all postponements and suspensions pursuant to clauses (i) and
(ii) above in any 12-month period if PerkinElmer determines in good faith (after consultation with outside counsel) that the registration and distribution of the Merger Shares (or the use of the Stockholder Registration Statement or any related prospectus) would interfere with any pending material acquisition, material corporate reorganization or other material corporate development involving PerkinElmer, including by requiring premature disclosure thereof; provided that, in the event of such postponement or suspension, PerkinElmer shall use commercially reasonable best efforts to take any and all actions necessary or desirable to, immediately thereafter, give full effect to the Stockholder's rights under this Section 3. PerkinElmer shall promptly give the Stockholder written notice of such determination and an approximation of the anticipated delay.

               (e) If the Stockholder desires to effect the sale and distribution of some or all of the Merger Shares covered by the Stockholder Registration Statement by means of an underwriting, it shall so advise PerkinElmer, and PerkinElmer and the Stockholder shall enter into an underwriting agreement in customary form (including customary indemnification and contribution provisions on the part of PerkinElmer) for such purpose and shall otherwise cooperate reasonably with respect to such underwriting. The underwriter(s) shall be selected by the Stockholder and shall be reasonably acceptable to PerkinElmer. The Stockholder will enter into a power of attorney and custody agreement (naming officers of PerkinElmer as attorneys-in-fact and PerkinElmer as custodian) in customary form with respect to the Merger Shares to be sold and distributed in such underwriting. Notwithstanding the foregoing, PerkinElmer shall not be required to enter into more than two underwriting agreements in connection with the Stockholder Registration Statement and not more than one underwriting agreement in any 12-month period, provided that PerkinElmer's obligation to enter into a second underwriting agreement shall be further subject to the condition that such second underwriting agreement covers the sale of two percent or more of the number of shares of PerkinElmer Common Stock then outstanding.

          3.2  INCIDENTAL REGISTRATION.

               (a) If, prior to July 13, 2004, PerkinElmer proposes to file a registration statement (other than a registration statement filed pursuant to Section 3.1 or a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation) for a primary offering and sale of shares of PerkinElmer Common

Stock by PerkinElmer or an offering and sale of shares of PerkinElmer Common Stock by PerkinElmer and one or more selling stockholders, in each case, that is to be underwritten on a firm commitment or best efforts basis (a "COMPANY REGISTRATION STATEMENT"), it will, prior to such filing, give written notice to the Stockholder of its intention to do so at least 15 days prior to the anticipated filing date of such Company Registration Statement; provided, that PerkinElmer shall not be required to give any notice if the Company Registration Statement is underwritten and the underwriter(s) thereof shall have advised PerkinElmer in writing that no securities, other than those to be sold by PerkinElmer, may be included therein. PerkinElmer's written notice shall offer to include in such registration statement for offer to the public such number of Merger Shares as the Stockholder may request, subject to the conditions set forth herein, and shall specify, to the extent then known, the number and class and securities proposed to be registered, the proposed date of filing of such registration statement, any proposed means of distribution of such securities, any proposed managing underwriter or underwriters of such securities and (if available or as soon as available) a good faith estimate (which may be a range) by PerkinElmer of the proposed maximum offering price of such securities, as such price is proposed to appear on the facing page of such registration statement. Upon the written request of the Stockholder to PerkinElmer given within 10 days after PerkinElmer provides such notice, PerkinElmer shall use its reasonable best efforts to cause all Merger Shares which PerkinElmer has been requested by the Stockholder to register to be included in such Company Registration Statement. PerkinElmer shall have the right to postpone, suspend or withdraw any Company Registration Statement without obligation to the Stockholder. Notwithstanding anything in this Agreement to the contrary, the Stockholder shall have no right to include any Merger Shares in any primary offering and sale of shares of PerkinElmer Common Stock by PerkinElmer that is made pursuant to a "shelf" registration statement pursuant to Rule 415 (or any successor rule) under the Securities Act.

               (b) The right of the Stockholder to include its Merger Shares in any Company Registration Statement shall be conditioned upon the Stockholder's participation in the underwriting for such Company
Registration Statement on the terms set forth herein. The Stockholder shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for the underwriting by PerkinElmer. Notwithstanding any other provision of this Section 3.2, if the managing underwriter advises PerkinElmer in writing that in its opinion the inclusion of all shares requested to be registered by PerkinElmer and any selling stockholders (including the Stockholder) would adversely affect the offering, PerkinElmer may limit the number of Merger Shares to be included in the Company Registration Statement and underwriting. In such event, PerkinElmer shall so advise the Stockholder, and the number of shares that are entitled to be included in the Company Registration Statement and underwriting shall be allocated in the following manner:

               (i) First, the securities of PerkinElmer to be issued by PerkinElmer shall be included in the Company Registration Statement.

               (ii) Second, the securities of PerkinElmer held by the Stockholder and other holders of securities of PerkinElmer who are entitled, by contract with PerkinElmer, to have securities included in such a registration statement shall be included in the Company Registration Statement, on a pro rata basis based upon the number of securities of PerkinElmer requested by the Stockholder and such other holders to be included in such Company Registration Statement.

     EXPENSES. PerkinElmer shall pay the expenses incurred by it in complying with its obligations under this Section 3, including all registration and filing fees, exchange listing fees, fees and expenses of counsel for PerkinElmer, and fees and expenses of accountants for PerkinElmer, but excluding: (i) any brokerage fees, selling commissions or underwriting discounts incurred by the Stockholder in connection with sales under the registration statement and (ii) the fees and expenses of any counsel separately retained by the Stockholder.

          3.3   REQUIREMENTS OF THE STOCKHOLDER.

               (a) PerkinElmer shall not be required to include any Merger Shares in any registration statement under this Section 3 unless: the Stockholder furnishes to PerkinElmer in writing such information reasonably requested by PerkinElmer for inclusion in or in connection with such registration statement and any such information shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

               (b) The Stockholder shall keep PerkinElmer reasonably apprised as to sales made by the Stockholder pursuant to any registration statement under this Section 3. PerkinElmer shall keep the Stockholder reasonably apprised as to changes in the number of shares of PerkinElmer Common Stock outstanding.

          3.4   INDEMNIFICATION.

               (a) The Stockholder agrees to indemnify and hold harmless PerkinElmer and each of its directors and officers, and each person, if any, who controls PerkinElmer within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act against any losses, claims, damages, expenses or liabilities (including reasonable attorney's fees) to which PerkinElmer or such directors, officers or persons may become subject by reason of any untrue statement of a material fact contained in any registration statement filed pursuant to this Section 3 or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, which statement or omission was made in reliance upon, or in conformity with, information furnished to PerkinElmer by or on behalf of the Stockholder pursuant to Section 3.4(a) expressly for use therein (provided that any indemnification obligation of the Stockholder shall be limited to the amount of net proceeds, after deducting the fees set forth in Section 3.3(i), received by the Stockholder from the sale of Merger Shares pursuant to such registration statement).

               (b) PerkinElmer agrees to indemnify and hold harmless the Stockholder and each of its directors and officers, and each person, if any, who controls the Stockholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any losses, claims, damages, expenses or liabilities (including reasonable attorney's fees) to which the Stockholder or such directors, officers or persons may become subject by reason of any untrue statement of a material fact contained in any registration statement filed pursuant to this Section 3 or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, expenses or liabilities arise out of or are based upon information furnished to PerkinElmer by or on behalf of the Stockholder pursuant to Section
3.4. PerkinElmer shall have the right to assume, on customary terms, the defense and settlement of any claim or suit for which PerkinElmer may be responsible for indemnification under this Section 3.

          3.5 TERMINATION. All of PerkinElmer's obligations to register Merger Shares under this Agreement shall terminate on the earlier to occur of the following after the Effective Time: (i) such time as the Stockholder does not beneficially own at least 5% of the outstanding shares of PerkinElmer Common Stock and (ii) such time as the Stockholder is able to sell all of the Merger Shares without any restrictions under Rule 145 under the Securities Act (the "TERMINATION DATE"). Following the Termination Date, PerkinElmer may (i) withdraw any registration statement that registered any Merger Shares and (ii) deregister any Merger Shares that have been registered and not sold pursuant to any registration statement, in each case, without any liability or further obligation to the Stockholder.

          3.6 RESTRICTIONS ON TRANSFER. Notwithstanding anything in this Agreement (other than Section 4.2) to the contrary, prior to the Termination Date, the Stockholder shall not offer, pledge, sell, hedge, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, or enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of ("TRANSFER") more than 5% of the outstanding shares of PerkinElmer Common Stock in any 90 day period, whether any such transaction described is to be settled by delivery of shares of PerkinElmer Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to the sale of Merger Shares pursuant to a registration statement in any underwritten offering effected pursuant to this Agreement.

          3.7 LOCK-UP AGREEMENT. Prior to the Termination Date, if requested from time to time by PerkinElmer and the managing underwriter of an underwritten public offering of PerkinElmer securities pursuant to any registration statement, the Stockholder shall not Transfer any Merger Shares or other securities of PerkinElmer held by the Stockholder (other than as may be included in such registration statement) for a period of 90 days (or such shorter period of time as PerkinElmer's officers and directors agree to be locked up) following the effective date of such registration statement and shall execute the managing underwriter's customary lock-up agreement for such purpose; PROVIDED, that all officers and directors of PerkinElmer enter into similar agreements. PerkinElmer may impose stop-transfer instructions with respect to the Merger Shares or other securities subject to the foregoing restriction until the end of such 90-day (or shorter) period.

     4.   MISCELLANEOUS.

          4.1 SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

          4.2 BINDING EFFECT AND ASSIGNMENT. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by either of the parties without prior written consent of the other; provided, that the Stockholder may Transfer any Merger Shares to its Affiliates or to its limited partners; and provided, further, that the Stockholder may assign its rights and obligations under Article 3 of this Agreement to its Affiliates or to its limited partners who are transferees of Merger Shares if, as a condition to such assignment, such transferee agrees, in writing, to be bound by the provisions of
Section 3 of this Agreement (any transferee pursuant to this Section 4.2, a "PERMITTED TRANSFEREE"). Notwithstanding the foregoing, PerkinElmer's obligation to register Merger Shares held by any Permitted Transferee shall terminate on the earlier to occur of the following after the Effective Time: (i) the Termination Date and (ii) such time as such Permitted Transferee is able to sell all of the Merger Shares held by such Permitted Transferee without any restriction under Rule 145 under the Securities Act.

          4.3 TERMINATION OF EXISTING AGREEMENTS. From and after the Effective Time, (i) the Stockholder releases Packard and its Affiliates from any and all liabilities and obligations, and waives the Stockholder's rights under, any agreements, arrangements and undertakings between the Stockholder, on the one hand, and Packard and its Affiliates, on the other hand; and (ii) agrees to use its reasonable best efforts to take all actions necessary and appropriate to terminate such agreements, arrangements and undertakings. Nothing in this
Section 4.3 shall in any way limit PerkinElmer's obligations to honor Packard's indemnification obligations pursuant to Section 6.15 of the Merger Agreement or Packard's undertaking to reimburse the Stockholder for any filing fees paid by the Stockholder in connection with the Notification and Report Form pursuant to the HSR Act (as defined in the Merger Agreement), if any, filed by the Stockholder.

          4.4 AMENDMENTS AND MODIFICATION. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

          4.5 SPECIFIC PERFORMANCE; INJUNCTIVE RELIEF. The parties hereto acknowledge that each party hereto will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreement of the other party set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to such party upon any such violation, each party shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to PerkinElmer at law or in equity.

          4.6 NOTICES. All notices, requests, claims, demands and other communications hereunder shall be deemed duly delivered: (i) four business days after being sent by registered or certified mail, return receipt requested, postage prepaid or (ii) one business day after being sent for next business day delivery, fees prepaid, via a reputable nationwide overnight courier service to the intended recipient as set forth below.

     If to PerkinElmer:        PerkinElmer, Inc.
                               45 William Street
                               Wellesley, Massachusetts 02481

                               Attention: General Counsel
                               Telecopy: (781) 431-4185

     With a copy to:           Hale and Dorr LLP
                               60 State Street
                               Boston, MA 02109
                               Attention:  David E. Redlick, Esq.
                               Telecopy:   (617) 526-5000

     If to the Stockholder:  To the address for notice set forth on the last page hereof.

     with a copy to:           Wachtell, Lipton, Rosen & Katz
                               51 West 52nd Street
                               New York, NY  10019
                               Attention:  Andrew R. Brownstein, Esq.
                               Telecopy:   (212) 403-2000

Any party to this Agreement may give any notice or other communication hereunder using any other means (including personal delivery, messenger service, telecopy, or ordinary mail), but no such notice or other communication shall be deemed to have been duly given unless and until it actually is received by the party for whom it is intended. Any party to this Agreement may change the address to which notices and other communications hereunder are to be delivered by giving the other party to this Agreement notice in the manner herein set forth.

          4.7   GOVERNING LAW; SUBMISSION TO JURISDICTION.

               (a) This Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the Commonwealth of Massachusetts or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the State of Delaware.

               (b) Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought exclusively in any federal or state court located in the State of Delaware, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient form. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 4.6 shall be deemed effective service of process on such party.

          4.8 ENTIRE AGREEMENT. This Agreement contains the entire understanding of the parties in respect of the subject matter hereof, and supersedes all prior negotiations and understandings between the parties with respect to such subject matter.

          4.9 COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

          4.10 EFFECT OF HEADINGS. The section headings herein are for convenience only and shall not affect the construction of interpretation of this Agreement.

          4.11 TERMINATION. This Agreement shall terminate upon the termination of the Merger Agreement; provided, however, that the parties to this Agreement shall remain liable for any breach of this Agreement occurring prior to such termination.



                  [REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the date and year first above written.

                                     PERKINELMER, INC.


                                     By:   /s/ Gregory L. Summe
                                        -------------------------------
                                        Name:  Gregory L. Summe
                                        Title: Chairman and CEO


                                     STOCKHOLDER:

                                     STONINGTON CAPITAL APPRECIATION 1994
                                     FUND, L.P.

                                     By: Stonington Partners, L.P.
                                         its General Partner

                                     By: Stonington Partners, Inc. II
                                         its General Partner

                                     By:  /s/ Alexis P. Michas
                                        -------------------------------
                                     Name:     Alexis P. Michas
                                     Title:    Managing Partner

                                     Stockholder's Address for Notice:

                                     c/o Stonington Partners, Inc.
                                         767 Fifth Avenue
                                         New York, NY  10153
                                         ATTN:  General Counsel

                                                           SCHEDULE A



     Owned Shares:


        Name of Stockholder                                   Number of Shares


        Stonington Capital Appreciation                       30,898,890
        1994 Fund, L.P.



                                                              TOTAL:  30,898,890





     1997 Agreement Shares:


        Name of Stockholder                                   Number of Shares


        Merrill Lynch KECALP L.P. 1997                        674,150


        Merrill Lynch KECALP L.P. 1994                        382,025


        Merrill Lynch KECALP Inc. 1997                        67,415



                                                              TOTAL:  1,123,590

                                                           EXHIBIT A



                               IRREVOCABLE PROXY

     The undersigned stockholder of Packard BioScience Company, a Delaware corporation ("PACKARD"), hereby irrevocably appoints Gregory L. Summe, Robert F. Friel and Terrance L. Carlson of PerkinElmer, Inc., a Massachusetts corporation ("PERKINELMER"), and PerkinElmer and each of them, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to:
(i) the shares of capital stock of Packard owned by the undersigned beneficially and of record as of the date hereof, which shares are listed on Schedule I to this Proxy, (ii) any and all shares of capital stock of Packard acquired (and owned beneficially and of record) by the undersigned on or after the date hereof and (iii) and any and all other shares of capital stock of Packard issued or issuable in respect of the securities referred to in clauses: (i) and (ii) above on or after the date hereof (collectively, the "OWNED SHARES"), until the Expiration Date (as defined below). As used herein, the term "EXPIRATION DATE" shall mean the earliest to occur of: (A) such date and time as the merger of Packard Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of PerkinElmer ("ACSUB"), with and into Packard (the "MERGER") contemplated by that certain Agreement and Plan of Merger dated as of July 13, 2001, among PerkinElmer, AcSub and Packard (the "MERGER AGREEMENT") shall become effective,
(B) such date and time as the Board of Directors of Packard withdraws or knowingly modifies in a material adverse manner its recommendation of the Merger in accordance with Section 6.1(b) of the Merger Agreement and (C) the termination of the Merger Agreement in accordance with its terms. Upon the execution hereof, all prior proxies given by the undersigned with respect to the Owned Shares are hereby revoked and no subsequent proxies will be given.

     This proxy is coupled with an interest and irrevocable, is granted in order to secure the obligations under the Stockholder's Agreement dated as of July 13, 2001 between PerkinElmer and the undersigned stockholder, and is granted in consideration of PerkinElmer entering into the Merger Agreement. The attorneys and proxies named above will be empowered at any time prior to the Expiration Date to exercise all voting and other rights (including, without limitation, the power to execute and deliver written consents with respect to the Owned Shares) of the undersigned at every annual, special or adjourned meeting of Packard stockholders, and in every written consent in lieu of such a meeting, or otherwise, in favor of adoption of the Merger Agreement and any matter that could reasonably be expected to facilitate the Merger.

     The attorneys and proxies named above may only exercise this proxy to vote the Owned Shares subject hereto at any time prior to the Expiration Date at every annual, special or adjourned meeting of the stockholders of Packard and in every written consent in lieu of such meeting, (i) in favor of adoption of the Merger Agreement and any matter that could reasonably be expected to facilitate the Merger, and (ii) against any Opposing Proposal (as defined in the Stockholder's Agreement). The undersigned stockholder may vote the Owned Shares on all other matters.

     Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

     This proxy is irrevocable.

Dated:  July 13, 2001



                                     STOCKHOLDER:

                                     STONINGTON CAPITAL APPRECIATION 1994
                                     FUND, L.P.

                                     By: Stonington Partners, L.P.
                                         its General Partner

                                     By: Stonington Partners, Inc. II
                                         its General Partner


                                     By:    /s/ Alexis P. Michas
                                        -------------------------------
                                     Name:   Alexis P. Michas
                                     Title:  Managing Partner

                                                           SCHEDULE I



   Shares:


          Name of Stockholder                                 Number of Shares

          Stonington Capital Appreciation 1994 Fund, L.P.     30,898,890



                                                              TOTAL:  30,898,890